EXHIBIT 10.4

THIRD AMENDMENT TO PURCHASE FOR BELMAR VILLAS

This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT FOR BELMAR VILLAS (this “Amendment”) is made and entered into as of June 16, 2017, by and between Seagate Belmar Associates, LLC, a Colorado limited liability company (“Seller”), and Steadfast Asset Holdings, Inc., California corporation (“Purchaser”).
RECITALS:

A.    Seller and Purchaser are parties to that certain Purchase and Sale Agreement for Belmar Villas dated as of May 22, 2017, as amended by that certain First Amendment to Purchase and Sale Agreement for Belmar Villas dated as of June 2, 2017 and that Second Amendment to Purchase and Sale Agreement for Belmar Villas dated as of June 9, 2017 (collectively, the “Agreement”). All initially-capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Agreement unless the context clearly indicates otherwise.

B.    Seller and Purchaser mutually desire to amend the Agreement as provided in this Amendment.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.Service Contracts. Notwithstanding anything to the contrary contained in the Agreement, Exhibit B attached to the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto and made a part hereof.
2.Miscellaneous.
(a)    No Other Amendments; This Amendment Governs and Controls. Except as expressly modified by this Amendment, the Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed. To the extent any of the provisions of this Amendment are inconsistent with any of the provisions set forth in the Agreement, the provisions of this Amendment shall govern and control.
(b)    Authority. Each party represents to the other party or parties that the individual or individuals executing this Amendment on behalf of such party has the capacity and authority to execute and deliver this Amendment on behalf of such party, and that this Amendment, once executed and delivered, is the legal, valid and binding obligation of such party.
(c)    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document. The delivery of an executed counterpart of this Amendment by facsimile or as a PDF or similar attachment to an e-mail shall constitute effective delivery of such counterpart for all purposes with the same force and effect as the delivery of an original, executed counterpart.

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(d)    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the successors and assigns of the parties to this Amendment.
(e)    Governing Law. This Amendment shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State of Colorado.

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IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment as of the day and year first above written.

SELLER:

Seagate Belmar Associates, LLC,
a Colorado limited liability company

By:     Belmar Manager SPE, LLC,
a Delaware limited liability company

By:    Belmar Manager, LLC,
a Colorado limited liability company,
sole manager and member

By: /s/ Mark B. Polite_____________
    Mark B. Polite, Manager

[Signatures Continue on Following Page]

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PURCHASER:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:    /s/ Dinesh Davar___________
Print Name: Dinesh Davar
Print Title: Chief Financial Officer

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Exhibit A

Service	Vendor	Not to be assigned to Buyer	Non-Cancellable
Turn Over Cleaning	N/A
Turn Over Carpet Cleaning	Mirage
Boiler Water Treatment	Chem-Aqua
Trash Chute Cleaning	N/A
Hallway Carpet Cleaning	N/A
Pest Control	A's General Pest
Elevator Preventative Maintenance	N/A
Generator Preventative Maintenance	N/A
Porter Service	N/A
Occupied Carpet Cleaning	Mirage
Landscaping	Metco
Security Alarm Monitoring Service	United Systems
Courtesy Patrol	Advanced Security Consulting
ILS- Rent.com	Rent.com	X
ILS- Rent.com Upgrade	Rent.com
ILS- ApartmentGuide.com	ApartmentGuide.com
ILS - Apartments.com	Apartments.com
PropertyLink (ILS Syndication Tool)	RealPage (aka eREI)	X
Lead Tracking	Lead 2 Lease	X
Answering Service	Indatus	X
Call Center Service
Craigslist Posting Tool	RealPage	X
ILS- Apartment Guide	ApartmentGuide.com
ILS- MyNewPlace.com	n/a
Water Delivery Service	Pure Water Dynamics
Directional Sign Service	N/A
Voice Over I	MegaPath
Phone Service-	Granite Communications
Pool Phone Service	n/a
Internet Service	Comcast
Cable TV	Comcast		X
Wireless Service	N/A
Key Control System	N/A
Resident Credit Screening Services	Leasing Desk	X
Utility Billing Services	GAU
Trash Removal Services	Waste Management

863248	Signature Page	Third Amendment to PSA

Maintenance Supplies	Wilmar
Resident Satisfaction Surveys
Invoice Management Software
Revenue Management Software	YieldStar	X
Uniform Service and Doormats	Aramark
Copier	Automated Business Products
Office Supplies	Eon Office
Fitness Center Equipment Preventative Maintenance	Push Pedal Pull
Shuttle Service	N/A
Electronic Payment Processing		X
Laundry Room Lease	Jetz		X
Collections	RD Fuller
Gas Service	CenterPoint Energy
Boiler Preventative Maintenance	Aspen Air
Carpet Installers and Suppliers	Arbor
Plant watering service	N/A
Helium	N/A
Legal Services	Tschetter Hamrick Sulzer P.C.
Glass Replacement	Advantage Glass
Mobile Cell Service - On Call Phone	N/A
Towing	Wyatts
Web Services	On-Site Manager, Inc. DBA Ellipse
Printers	Konica Minolta
Apartments Etc.	Aparments Etc.

863248	Signature Page	Third Amendment to PSA